UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2013 (August 2, 2013)
Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 2, 2013, Avis Budget Group, Inc. and its subsidiaries, Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC, as the Borrower, entered into a second amendment and restatement, dated as of August 2, 2013, of the Amended and Restated Credit Agreement dated as of May 3, 2011, with JPMorgan Chase Bank, N.A., as Administrative Agent and the other lenders party thereto (the “Second Amended and Restated Credit Agreement”). Pursuant to the Second Amended and Restated Credit Agreement, the maturity date of the Borrower’s revolving credit facility has been extended to 2018 and the amount available under the revolving credit facility has been increased to $1.65 billion. The Second Amended and Restated Credit Agreement also contains revised interest rates and fees, revised affirmative covenants, financial and other negative covenants, and revised collateral requirements. In connection with the Second Amended and Restated Credit Agreement, Avis Budget Group, Inc. also entered into a Guarantee Agreement in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (the “Guarantee Agreement”).

A copy of each of the Second Amended and Restated Credit Agreement and the Guarantee Agreement is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein. A press release announcing the completion of the Second Amended and Restated Credit Agreement is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference.

Certain of the lenders party to the Credit Agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Avis Budget Group, Inc., Avis Budget Car Rental, LLC and their subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of August 2, 2013, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties there, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Citicorp USA, Inc., Bank of America, N.A., Barclays Bank plc, Credit Agricole Corporate and Investment Bank, and The Royal Bank of Scotland plc, as Co-Documentation Agents.

10.2	Guarantee Agreement, dated as of August 2, 2013, made by Avis Budget Group, Inc. in favor of JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release dated August 5, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: August 5, 2013

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 5, 2013 (August 2, 2013)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amended and Restated Credit Agreement, dated as of August 2, 2013, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties hereto, the several banks and other financial institutions or entities from time to time parties hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Citicorp USA, Inc., Bank of America, N.A., Barclays Bank plc, Credit Agricole Corporate and Investment Bank, and The Royal Bank of Scotland plc, as Co-Documentation Agents.

10.2	Guarantee Agreement, dated as of August 2, 2013, made by Avis Budget Group, Inc. in favor of JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release dated August 5, 2013.